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                      NEW ENGLAND LIFE INSURANCE COMPANY
                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                         SUPPLEMENT DATED JULY 2, 2012
                                      TO
                      THE PROSPECTUS DATED APRIL 30, 2012

This supplement describes changes to certain optional living and death benefit riders that will be effective for Standard Class, B Plus Class, L Class, and P Class American Forerunner Series Contracts issued by New England Life Insurance Company or ("we," "us," or "our"). These changes do not apply to C Class Contracts. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to our Annuity Administrative Office at P.O. Box 14594, Des Moines, IA 50306-3594, or call us at (800) 435-4117 to request a free copy. If applicable in the state your Contract was issued, these changes are effective August 20, 2012.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectus dated April 30, 2012 for the Contracts. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional riders:

..  Guaranteed Minimum Income Benefit: GMIB I, GMIB Plus I (formerly, the
   Predictor Plus), GMIB Plus II
..  Guaranteed Withdrawal Benefits:
       o  GWB I, Enhanced GWB
       o  LWG I, LWG II
..  Guaranteed Minimum Accumulation Benefit: GMAB
..  Enhanced Death Benefit

Certain optional riders listed above may not have been available at the time your Contract was issued.

You still will be permitted to transfer Contract Value among the Eligible Funds available with your Contract and rider. If subsequent purchase payments will be permitted in the future, we will notify you in writing, in advance of the date the restriction will end.

Note: We will permit you to make a subsequent purchase payment when either of the following conditions apply to your contract: (a) your Contract Value is below the minimum described in the Inactive Contract provision in your contract, or (b) the rider charge is greater than your Contract Value.

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In addition, for IRAs (including annuity contracts held under Custodial IRAs), we will permit subsequent Purchase Payments up to your applicable annual IRS limits, provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment. We will permit subsequent Purchase Payments for Qualified Contracts (other than IRAs and annuity contracts held under Custodial IRAs), provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan.

If your Contract was issued in one of the following states, this restriction does NOT apply and you may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Oregon, Pennsylvania, Texas, Utah, or Washington.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
New England Securities Corporation Telephone:                 800-777-5897
1095 Avenue of the Americas
New York, NY 10036

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